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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2005

                             LanVision Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

Delaware                               0-28132                   31-1455414
-----------------------------     ------------------             ----------
(State or other jurisdiction         (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH                       45242-4716
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code       (513) 794-7100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an off Balance Sheet Arrangement of Registrant

(a) On June 8, 2005, LanVision, Inc. a wholly owned subsidiary of LanVision Systems, Inc. signed a Term Note, which is a revision and a restatement of the note originally executed on July 30, 2004, whereby the interest rate was changed from the Bank Prime Rate plus 2% to the Bank Prime Rate, retroactive to April 15, 2005. The loan is secured by a first lien on all the assets of the company. The complete terms of this loan are set for in the attached Exhibit 10.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

EXHIBIT
NUMBER            DESCRIPTION
10                Term Note

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LanVision Systems, Inc.

Date: June 9, 2005                        By: /s/ Paul W. Bridge, Jr.
                                              -----------------------
                                                  Paul W. Bridge, Jr.
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.       Description of Exhibit
10                Term Note

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